UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2020

HEALTHIER CHOICES MANAGEMENT CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36469	84-1070932
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3800 N. 28th Way, #1
Hollywood, Florida 33020
(Address of Principal Executive Office) (Zip Code)

(888) 766-5351
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Healthier Choices Management Corp. (the “Company”) recently commenced a new initiative to bring PPE products to smaller businesses.  In furtherance of this PPE initiative, on August 18, 2020, the Company entered into that certain Loan and Security Agreement, dated as of the date hereof (the “Credit Agreement”), with The Vape Store, Inc. (“VPS”) and Healthy Choice Markets, Inc. (“HCM”), Sabby Healthcare Master Fund, Ltd. (“Sabby”), and Sabby Volatility Warrant Master Fund, Ltd. (“SVWMF”, together with Sabby, the “Lenders”).

Pursuant to the Credit Agreement, the Company borrowed approximately $2.5 million to be solely used for the acquisition of PPE products.  The term of the facility is 90 days and the interest payment is $127,000.  The debt obligations pursuant to the Credit Agreement are (1) secured by certain assets of the Company and its subsidiaries and (2) guaranteed by VPS and HCM.

The foregoing summary of the Credit Agreement is not complete and is qualified in its entirety by reference to the actual Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On August 24, 2020, the Company issued a press release announcing that it had secured $2.5 million in debt financing to fund its recent PPE initiative. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1
Loan and Security Agreement, dated as of August 18, 2020, among Healthier Choices Management Corp., a Delaware corporation, The Vape Store, Inc., a Florida corporation and Healthy Choice Markets, Inc., a Florida corporation, and Sabby Healthcare Master Fund, Ltd., a Cayman Islands exempt company, and Sabby Volatility Warrant Master Fund, Ltd., a Cayman Islands exempt company.

99.1	Press release of Healthier Choices Management Corp. dated August 24, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHIER CHOICES MANAGEMENT CORP.

Date: August 24, 2020	By:	/s/ Jeffrey Holman
Jeffrey Holman, Chief Executive Officer

Exhibit Index

Exhibit Number	Description
10.1
Loan and Security Agreement, dated as of August 18, 2020, among Healthier Choices Management Corp., a Delaware corporation, The Vape Store, Inc., a Florida corporation and Healthy Choice Markets, Inc., a Florida corporation, and Sabby Healthcare Master Fund, Ltd., a Cayman Islands exempt company, and Sabby Volatility Warrant Master Fund, Ltd., a Cayman Islands exempt company.

99.1	Press release of Healthier Choices Management Corp. dated August 24, 2020